SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

DATE OF REPORT(DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 30, 1998

                              TRANSCANADA CAPITAL
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     DELAWARE                       1-14420                    13-7095718
(STATE OR OTHER JURISDICTION     (COMMISSION FILE             (IRS EMPLOYER
 OF ORGANIZATION                   NUMBER)                    IDENTIFICATION

IBJ Schroder Bank & Trust Company, One State Street, New York, New York   10004
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                   ZIP

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (212) 858-2000


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ITEM 5.    OTHER EVENTS.

     1. Receipt of $3,500,196.88 of interest on TransCanada Pipeline Limited 8.75% Junior Subordinated Debentures due July 24, 2045 on September 30, 1998.

     2. Payment of $3,500,196.88 to holders of TransCanada Capital Cumulative Trust Originated Preferred Securities and Common Stock on September 30, 1998.

ITEM 7.    FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)  EXHIBITS.

           1. Administration Trustee's Report in respect of (i) receipt of $3,500,196.88 of interest on TransCanada Pipeline Limited 8.75% Junior Subordinated Debentures due July 24, 2045 on September 30, 1998 and (ii) payment of $3,500,196.88 to holders of TransCanada Capital Cumulative Trust Originated Preferred Securities and Common Stock on September 30, 1998.


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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               TRANSCANADA CAPITAL
                               (Registrant)

                             By: IBJ SCHRODER BANK & TRUST COMPANY
                                 as Administrative Trustee

                                 By: /S/THOMAS S. MOSER
                                        ------------------------
                                        Thomas S. Moser
                                        Assistant Vice President

Dated:     October 22, 1998


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                                 EXHIBIT INDEX

EXHIBIT                                                                    PAGE

99      Administrative Trustee's Report in respect of (i) receipt            1
        of $3,500,196.88 of interest on TransCanada Pipeline Limited
        8.75% Junior Subordinated Debentures due July 24, 2045 on
        September 30, 1998 and (ii) payment of $3,500,196.88 to holders of TransCanada Capital Cumulative Trust Originated Preferred Securities and Common Stock on September 30, 1998.

                                                                      EXHIBIT 99

                               CASH TRANSACTIONS

                              TRANSCANADA CAPITAL

9/30/98  Receipt of Interest on TransCanada Pipeline Limited       $3,500,196.88
         8.75% Junior Subordinated Debentures due July 24, 2045

9/30/98  Funds disbursed to Holders of TransCanada Capital         $3,500,196.88
         Cumulative Trust Originated Preferred Securities and Common Stock

Dated:     October 22, 1998

                             By: IBJ SCHRODER BANK & TRUST COMPANY
                                 as Administrative Trustee

                                 By: /S/THOMAS S. MOSER
                                        ------------------------
                                        Thomas S. Moser
                                        Assistant Vice President